UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Advisor Shares - CIPSX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Advisor Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Advisor Shares	$121	1.24%

How did the Fund perform in the last year?

The Champlain Small Company Fund (Advisor Shares) returned -5.53% for the year-to-date period ending December 31,2025, which was behind the 12.81% return for the Russell 2000 Index and trailed the 17.15% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell 2000 Index was primarily driven by stock selection in information technology, health care, consumer, and financials sectors. Technology performance was impacted by an overweight in the software industry and selection within the sector. AI is reshaping the software landscape – expanding what products can do and increasing uncertainty around how quickly those capabilities translate into durable monetization. We expect pricing to continue shifting away from fixed, per-seat subscriptions and toward usage-based and agent-driven models, which can make reported metrics and near-term expectations more volatile. For our Fund’s technology holdings, we believe this backdrop is ultimately constructive because our core software exposures – spanning data infrastructure and resilience, hybrid cloud platforms, security, and developer workflow – sit in the “plumbing” of modern workloads where AI adoption tends to increase demand over time.

For the year, health care underperformed due to several factors, including an underweight position in biotech, an overweight position in health care equipment & supplies, no exposure to the pharmaceuticals industry, and an overweight allocation in health care technology. The consumer sectors, in aggregate, underperformed for the year, largely due to stock selection. Freshpet's shares have been under pressure as its growth normalizes to a more sustainable rate. As we evaluate this holding, we remain mindful of competition and the consumer’s ability/willingness to afford a dog and feed it premium food. Simply Good Foods, a position exited late in the year, was also a significant detractor, as management sought to shift exposure to higher-growth areas of the business.

Stock selection in banks was a key driver of relative underperformance in financials as investors positioned for lower rates, a relaxed M&A environment, and continued to show a bias for lower quality operators (as measured by Return on Assets). Our preference for banks with long histories of industry-leading profitability and limited loan losses was not helpful. In addition, Baldwin Insurance Group shares detracted from performance, with a 38% decline. During the third quarter, management reduced its second-half guidance due to slowing property growth, a new reinsurance arrangement, and disruption in its Medicare business.

Despite headwinds, we remain committed to our investment process and the philosophy that cash earnings, sustainable above average growth of cash flow, attractive returns on capital, and efficient capital allocation drive superior long-term shareholder returns. We do not know when the markets and investors will reward these quality attributes, but we are confident that the sun will shine again on what is currently in the shade.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Small Company Fund, Advisor Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Jul/15	$10,000	$10,000	$10,000
Jul/16	$10,668	$10,444	$10,000
Jul/17	$12,900	$12,130	$11,845
Jul/18	$15,472	$14,118	$14,064
Jul/19	$15,674	$15,113	$13,443
Jul/20	$15,880	$16,765	$12,826
Dec/20	$20,260	$19,869	$17,205
Dec/21	$22,775	$24,967	$19,754
Dec/22	$18,033	$20,172	$15,717
Dec/23	$20,557	$25,408	$18,378
Dec/24	$23,378	$31,457	$20,498
Dec/25	$22,086	$36,850	$23,123

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Small Company Fund, Advisor Shares	-5.53%	1.74%	8.77%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.15%	13.15%	14.29%
Russell 2000 Index (USD) (TR)Footnote Reference*	12.81%	6.09%	9.62%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$1,345,567,208	78	$13,951,573	51%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Industrials 24.8%
Financials 21.1%
Health Care 19.2%
Information Technology 16.1%
Consumer Discretionary 9.2%
Consumer Staples 5.6%
Short-Term Investments 1.7%
Materials 1.0%

Value	Value
Materials	1.0%
Short-Term Investments	1.7%
Consumer Staples	5.6%
Consumer Discretionary	9.2%
Information Technology	16.1%
Health Care	19.2%
Financials	21.1%
Industrials	24.8%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Globus Medical, Cl A	2.2%
CSW Industrials	2.1%
MSA Safety	2.1%
Esab	2.1%
Repligen	2.1%
Novanta	2.0%
Braze, Cl A	1.9%
Nutanix, Cl A	1.9%
Kadant	1.8%
Penumbra	1.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Advisor Shares - CIPSX

Annual Shareholder Report: December 31, 2025

CIPSX-AR-2025

The Advisors' Inner Circle Fund II

Champlain Small Company Fund

Institutional Shares - CIPNX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Institutional Shares of the Champlain Small Company Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Small Company Fund, Institutional Shares	$96	0.99%

How did the Fund perform in the last year?

The Champlain Small Company Fund (Institutional  Shares) returned -5.28% for the year-to-date period ending December 31, 2025, which was behind the 12.81% return for the Russell 2000 Index and trailed the 17.15% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell 2000 Index was primarily driven by stock selection in information technology, health care, consumer, and financials sectors. Technology performance was impacted by an overweight in the software industry and selection within the sector. AI is reshaping the software landscape – expanding what products can do and increasing uncertainty around how quickly those capabilities translate into durable monetization. We expect pricing to continue shifting away from fixed, per-seat subscriptions and toward usage-based and agent-driven models, which can make reported metrics and near-term expectations more volatile. For our Fund’s technology holdings, we believe this backdrop is ultimately constructive because our core software exposures – spanning data infrastructure and resilience, hybrid cloud platforms, security, and developer workflow – sit in the “plumbing” of modern workloads where AI adoption tends to increase demand over time.

For the year, health care underperformed due to several factors, including an underweight position in biotech, an overweight position in health care equipment & supplies, no exposure to the pharmaceuticals industry, and an overweight allocation in health care technology. The consumer sectors, in aggregate, underperformed for the year, largely due to stock selection. Freshpet's shares have been under pressure as its growth normalizes to a more sustainable rate. As we evaluate this holding, we remain mindful of competition and the consumer’s ability/willingness to afford a dog and feed it premium food. Simply Good Foods, a position exited late in the year, was also a significant detractor, as management sought to shift exposure to higher-growth areas of the business.

Stock selection in banks was a key driver of relative underperformance in financials as investors positioned for lower rates, a relaxed M&A environment, and continued to show a bias for lower quality operators (as measured by Return on Assets). Our preference for banks with long histories of industry-leading profitability and limited loan losses was not helpful. In addition, Baldwin Insurance Group shares detracted from performance, with a 38% decline. During the third quarter, management reduced its second-half guidance due to slowing property growth, a new reinsurance arrangement, and disruption in its Medicare business.

Despite headwinds, we remain committed to our investment process and the philosophy that cash earnings, sustainable above average growth of cash flow, attractive returns on capital, and efficient capital allocation drive superior long-term shareholder returns. We do not know when the markets and investors will reward these quality attributes, but we are confident that the sun will shine again on what is currently in the shade.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Small Company Fund, Institutional Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell 2000 Index (USD) (TR)Footnote Reference*
Aug/16	$1,000,000	$1,000,000	$1,000,000
Jul/17	$1,171,674	$1,158,395	$1,163,955
Jul/18	$1,408,712	$1,348,286	$1,381,997
Jul/19	$1,430,398	$1,443,339	$1,320,932
Jul/20	$1,452,618	$1,601,091	$1,260,302
Dec/20	$1,855,192	$1,897,477	$1,690,549
Dec/21	$2,091,170	$2,384,390	$1,941,071
Dec/22	$1,659,882	$1,926,422	$1,544,385
Dec/23	$1,896,849	$2,426,460	$1,805,833
Dec/24	$2,162,513	$3,004,147	$2,014,187
Dec/25	$2,048,280	$3,519,220	$2,272,142

Since its inception on August 31, 2016. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Champlain Small Company Fund, Institutional Shares	-5.28%	2.00%	7.98%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.15%	13.15%	14.42%
Russell 2000 Index (USD) (TR)Footnote Reference*	12.81%	6.09%	9.19%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$1,345,567,208	78	$13,951,573	51%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Materials	1.0%
Short-Term Investments	1.7%
Consumer Staples	5.6%
Consumer Discretionary	9.2%
Information Technology	16.1%
Health Care	19.2%
Financials	21.1%
Industrials	24.8%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Globus Medical, Cl A	2.2%
CSW Industrials	2.1%
MSA Safety	2.1%
Esab	2.1%
Repligen	2.1%
Novanta	2.0%
Braze, Cl A	1.9%
Nutanix, Cl A	1.9%
Kadant	1.8%
Penumbra	1.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Small Company Fund / Institutional Shares - CIPNX

Annual Shareholder Report: December 31, 2025

CIPNX-AR-2025

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Advisor Shares - CIPMX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Advisor Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Advisor Shares	$112	1.11%

How did the Fund perform in the last year?

The Champlain Mid Cap Fund (Advisor Shares) returned 1.42% for the year-to-date period ending December 31, 2025, which trailed the 10.60% return for Russell Midcap Index and the 17.15% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Index was primarily driven by stock selection in the financials, consumer, and information technology sectors. Within financials, our capital markets holdings failed to keep pace with the market, which favored the least profitable and most market-exposed companies. Shares of FactSet Research Systems were particularly weak as investors became increasingly critical of management’s ambitious GenAI investment roadmap, potential for growth reacceleration on the other side of that spending, and the evolving competitive landscape. Ongoing and aggressive price competition in the property insurance market, along with our preference for niche-oriented, specialty property & casualty franchises, created a more pronounced relative headwind for the Fund.

The consumer staples sector detracted from performance, as unfavorable stock selection and an overweight allocation weighed on performance. Shares of Freshpet have been under pressure as its growth normalizes to a more sustainable rate. We remain mindful of competition and the consumer’s ability/willingness to afford a dog and feed it premium food. Shares of e.l.f. Beauty declined significantly late in the year after initial full-year guidance came in well below expectations. Our research on brand health/relevance suggests the brand momentum with consumers is intact, even if near-term reported growth looks conservative/noisy.

The Fund’s technology performance trailed the benchmark sector due to a lack of exposure to Palantir, which was the largest weight in Russell Midcap until it was reconstituted out of the index, and a decline in open-source code repository company GitLab. Shares in GitLab declined in part because of concerns that AI would reduce the number of coders, reducing seat based revenue.

Offsetting the Fund’s underperformance somewhat for the year was the health care sector, where positive stock selection in the biotechnology and health care equipment & supply industries provided a tailwind. In December, Exact Sciences agreed to be acquired by Abbott Labs at a premium to our estimate of Fair Value. In addition, the Fund’s lack of exposure to the real estate, materials, and energy sectors contributed to relative returns during the year.

Despite headwinds, we remain committed to our investment process and the philosophy that cash earnings, sustainable above average growth of cash flow, attractive returns on capital, and efficient capital allocation drive superior long-term shareholder returns. We do not know when the markets and investors will reward these quality attributes, but we are confident that the sun will shine again on what is currently in the shade.

How did the Fund perform during the last 10 years?

Total Return Based on $10,000 Investment

	Champlain Mid Cap Fund, Advisor Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell Midcap Index (USD) (TR)Footnote Reference*
Jul/15	$10,000	$10,000	$10,000
Jul/16	$10,822	$10,444	$10,437
Jul/17	$12,646	$12,130	$11,798
Jul/18	$15,046	$14,118	$13,386
Jul/19	$17,175	$15,113	$14,283
Jul/20	$19,126	$16,765	$14,575
Dec/20	$22,981	$19,869	$17,740
Dec/21	$28,635	$24,967	$21,746
Dec/22	$21,044	$20,172	$17,981
Dec/23	$24,275	$25,408	$21,079
Dec/24	$25,721	$31,457	$24,313
Dec/25	$26,085	$36,850	$26,890

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Advisor Shares	1.42%	2.57%	10.45%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.15%	13.15%	14.29%
Russell Midcap Index (USD) (TR)Footnote Reference*	10.60%	8.67%	11.01%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,012,501,468	74	$27,519,190	44%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Industrials
24.9%
Health Care
19.9%
Information Technology
19.8%
Financials
19.0%
Consumer Discretionary
8.8%
Consumer Staples
5.8%
Short-Term Investments
0.9%
Communication Services
0.6%

Value	Value
Communication Services	0.6%
Short-Term Investments	0.9%
Consumer Staples	5.8%
Consumer Discretionary	8.8%
Financials	19.0%
Information Technology	19.8%
Health Care	19.9%
Industrials	24.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Edwards Lifesciences	2.1%
IDEX	2.1%
Cooper	2.0%
MSCI, Cl A	2.0%
Mettler-Toledo International	2.0%
Penumbra	1.9%
Domino's Pizza	1.9%
Ryan Specialty Holdings, Cl A	1.8%
WW Grainger	1.8%
West Pharmaceutical Services	1.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Advisor Shares - CIPMX

Annual Shareholder Report: December 31, 2025

CIPMX-AR-2025

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund

Institutional Shares - CIPIX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Institutional Shares of the Champlain Mid Cap Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Mid Cap Fund, Institutional Shares	$87	0.86%

How did the Fund perform in the last year?

The Champlain Mid Cap Fund (Institutional  Shares) returned 1.70% for the year-to-date period ending December 31, 2025, which trailed the 10.60% return for Russell Midcap Index and the 17.15% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Index was primarily driven by stock selection in the financials, consumer, and information technology sectors. Within financials, our capital markets holdings failed to keep pace with the market, which favored the least profitable and most market-exposed companies. Shares of FactSet Research Systems were particularly weak as investors became increasingly critical of management’s ambitious GenAI investment roadmap, potential for growth reacceleration on the other side of that spending, and the evolving competitive landscape. Ongoing and aggressive price competition in the property insurance market, along with our preference for niche-oriented, specialty property & casualty franchises, created a more pronounced relative headwind for the Fund.

The consumer staples sector detracted from performance, as unfavorable stock selection and an overweight allocation weighed on performance. Shares of Freshpet have been under pressure as its growth normalizes to a more sustainable rate. We remain mindful of competition and the consumer’s ability/willingness to afford a dog and feed it premium food. Shares of e.l.f. Beauty declined significantly late in the year after initial full-year guidance came in well below expectations. Our research on brand health/relevance suggests the brand momentum with consumers is intact, even if near-term reported growth looks conservative/noisy.

The Fund’s technology performance trailed the benchmark sector due to a lack of exposure to Palantir, which was the largest weight in Russell Midcap until it was reconstituted out of the index, and a decline in open-source code repository company GitLab. Shares in GitLab declined in part because of concerns that AI would reduce the number of coders, reducing seat based revenue.

Offsetting the Fund’s underperformance somewhat for the year was the health care sector, where positive stock selection in the biotechnology and health care equipment & supply industries provided a tailwind. In December, Exact Sciences agreed to be acquired by Abbott Labs at a premium to our estimate of Fair Value. In addition, the Fund’s lack of exposure to the real estate, materials, and energy sectors contributed to relative returns during the year.

Despite headwinds, we remain committed to our investment process and the philosophy that cash earnings, sustainable above average growth of cash flow, attractive returns on capital, and efficient capital allocation drive superior long-term shareholder returns. We do not know when the markets and investors will reward these quality attributes, but we are confident that the sun will shine again on what is currently in the shade.

How did the Fund perform during the last 10 years?

Total Return Based on $1,000,000 Investment

	Champlain Mid Cap Fund, Institutional Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell Midcap Index (USD) (TR)Footnote Reference*
Jul/15	$1,000,000	$1,000,000	$1,000,000
Jul/16	$1,084,548	$1,044,449	$1,043,746
Jul/17	$1,270,810	$1,212,970	$1,179,830
Jul/18	$1,514,856	$1,411,807	$1,338,563
Jul/19	$1,733,462	$1,511,339	$1,428,332
Jul/20	$1,936,283	$1,676,523	$1,457,520
Dec/20	$2,328,441	$1,986,872	$1,774,001
Dec/21	$2,908,135	$2,496,725	$2,174,643
Dec/22	$2,143,412	$2,017,181	$1,798,100
Dec/23	$2,479,011	$2,540,777	$2,107,863
Dec/24	$2,632,583	$3,145,680	$2,431,287
Dec/25	$2,677,327	$3,685,021	$2,688,950

The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	5 Years	10 Years
Champlain Mid Cap Fund, Institutional Shares	1.70%	2.83%	10.73%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.15%	13.15%	14.29%
Russell Midcap Index (USD) (TR)Footnote Reference*	10.60%	8.67%	11.01%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,012,501,468	74	$27,519,190	44%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Value	Value
Communication Services	0.6%
Short-Term Investments	0.9%
Consumer Staples	5.8%
Consumer Discretionary	8.8%
Financials	19.0%
Information Technology	19.8%
Health Care	19.9%
Industrials	24.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
Edwards Lifesciences	2.1%
IDEX	2.1%
Cooper	2.0%
MSCI, Cl A	2.0%
Mettler-Toledo International	2.0%
Penumbra	1.9%
Domino's Pizza	1.9%
Ryan Specialty Holdings, Cl A	1.8%
WW Grainger	1.8%
West Pharmaceutical Services	1.8%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Mid Cap Fund / Institutional Shares - CIPIX

Annual Shareholder Report: December 31, 2025

CIPIX-AR-2025

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund

Institutional Shares - CIPTX

Annual Shareholder Report: December 31, 2025

This annual shareholder report contains important information about Institutional Shares of the Champlain Strategic Focus Fund (the "Fund") for the period from January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://cipvt.com/documents/. You can also request this information by contacting us at 1-866-773-3238.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Champlain Strategic Focus Fund, Institutional Shares	$87	0.85%

How did the Fund perform in the last year?

The Champlain Strategic Focus Fund (Institutional Shares) returned 5.74% for the year-to-date period ending December 31, 2025, which trailed the 8.66% return for Russell Midcap Growth Index and the 17.15% return for the Russell 3000 Index.

This Fund’s relative underperformance compared to the Russell Midcap Growth Index was primarily driven by stock selection in health care, financials, and industrials. With the Fund owning positions in twenty-eight companies at the end of the year, one should expect performance to be driven by share price movements rather than views on a specific sector. Health care holding, Bio-Techne, was a top detractor to both absolute and relative returns during the period. In early 2025, funding concerns at the National Institutes of Health (NIH) impacted Bio-Techne after the Administration’s budget sought a 40% decrease. Although budget concerns appeared less severe than originally feared, this position was eliminated from the Fund in the third quarter. In the financials sector, shares of wholesale insurance broker Ryan Specialty Holdings were weak, particularly in the third quarter, after the company missed organic growth expectations and reduced guidance for the remainder of 2025. While property-driven growth was weaker than expected, Ryan continues to outpace overall revenue expectations as accretive M&A activity fuels the top line. Within industrials, shares of IDEX were weak following a conservative initial 2025 outlook and a mid-year guidance cut that compounded investor frustration. Concerns centered more on the timing and visibility of a recovery in growth and margins than on any structural demand deterioration. We took advantage of the weakness to add to the position. Elsewhere in the Fund, consumer company e.l.f. Beauty declined significantly late in the year after initial full-year guidance came in well below expectations, although we believe brand momentum with consumers is intact.

The Fund’s technology exposure outperformed, despite weak performance from several software holdings. Pure Storage and MongoDB both gained during the year as the companies are viewed as beneficiaries of AI-driven infrastructure investments. Pure Storage is extending its lead in all-flash storage while MongoDB is positioning its database as a mission-critical foundation for AI workloads. The Fund’s holdings in Zscaler also returned over 24% for the year, despite shares being weak in the fourth quarter.

Although the types of companies our investment process favors have not been rewarded in recent years, we remain committed to our investment process and the philosophy that cash earnings, sustainable above average growth of cash flow, attractive returns on capital, and efficient capital allocation drive superior long-term shareholder returns. We do not know when the markets and investors will reward these quality attributes, but we are confident that the sun will shine again on what is currently in the shade.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Champlain Strategic Focus Fund, Institutional Shares	Russell 3000 Index (USD) (TR)Footnote Reference*	Russell Midcap Growth Benchmark Index (USD) (TR)Footnote Reference*Footnote Reference†
Oct/23	$1,000,000	$1,000,000	$1,000,000
Dec/23	$1,135,000	$1,102,449	$1,136,729
Dec/24	$1,184,887	$1,364,917	$1,387,981
Dec/25	$1,252,867	$1,598,938	$1,508,139

Since its inception on October 16, 2023. The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-866-773-3238 or visit https://cipvt.com/documents/ for current month-end performance.

Footnote	Description
Footnote*	Total Return (TR) - Reflects no deductions for fees, expenses or taxes.
Footnote†	As of March 2025, the benchmark name changed from Russell Midcap Growth Index to Russell Midcap Growth Benchmark Index, to reflect that it follows an uncapped methodology. Specifically, the Russell Midcap Growth Benchmark Index reflects the full market-cap weightings and does not apply the capping constraints introduced in 2025.

Average Annual Total Returns as of December 31, 2025

Fund/Index Name	1 Year	Annualized Since Inception
Champlain Strategic Focus Fund, Institutional Shares	5.74%	10.73%
Russell 3000 Index (USD) (TR)Footnote Reference*	17.15%	23.65%
Russell Midcap Growth Benchmark Index (USD) (TR)Footnote Reference*Footnote Reference†	8.66%	20.42%

Key Fund Statistics as of December 31, 2025

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$3,945,543	29	$-	55%

What did the Fund invest in?

Asset/Sector WeightingsFootnote Reference*

Industrials
36.0%
Information Technology
29.5%
Health Care
13.1%
Financials
12.8%
Consumer Discretionary
5.2%
Short-Term Investment
2.0%
Consumer Staples
1.3%

Value	Value
Consumer Staples	1.3%
Short-Term Investment	2.0%
Consumer Discretionary	5.2%
Financials	12.8%
Health Care	13.1%
Information Technology	29.5%
Industrials	36.0%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net AssetsFootnote Reference(A)
IDEX	5.6%
Nordson	5.5%
Mettler-Toledo International	5.5%
Okta, Cl A	5.3%
MSCI, Cl A	5.2%
Veeva Systems, Cl A	4.7%
Esab	4.7%
Ryan Specialty Holdings, Cl A	4.6%
Fortive	4.4%
Fastenal	4.4%
Footnote	Description
Footnote(A)	Short-Term Investments are not shown in the top ten chart.

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-866-773-3238

  https://cipvt.com/documents/

Householding

Rule 30e-1 of the Investment Company Act of 1940, as amended, permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-773-3238 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund II

Champlain Strategic Focus Fund / Institutional Shares - CIPTX

Annual Shareholder Report: December 31, 2025

CIPTX-AR-2025

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$197,886	None	None	$138,746	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2025			FYE December 31, 2024
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$129,220	None	None	$151,569	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)     The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2025	FYE December 31, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2025	FYE December 31, 2024
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

(g)         The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2025 and 2024, respectively.

(g)         The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2025 and 2024, respectively.

(h)         During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)          Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)          Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

THE ADVISORS' INNER CIRCLE FUND II

ANNUAL FINANCIALS AND OTHER INFORMATION
12.31.25

INVESTMENT ADVISER:
CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

Table of Contents

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes In Net Assets	13
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	34
Notice to Shareholders (Unaudited)	36
Other Information (Form N-CSR Items 8-11) (Unaudited)	37

CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
DECEMBER 31, 2025

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.0%

	Shares	Value
CONSUMER DISCRETIONARY — 9.2%
Brinker International *	62,000	$8,898,240
Cava Group *	216,035	12,679,094
First Watch Restaurant Group *	523,000	7,886,840
Floor & Decor Holdings, Cl A *	205,000	12,482,450
OneSpaWorld Holdings	440,500	9,135,970
Planet Fitness, Cl A *	66,000	7,159,020
Shake Shack, Cl A *	102,000	8,279,340
Valvoline *	506,860	14,729,352
Wingstop	95,000	22,656,550
Wyndham Hotels & Resorts	258,000	19,494,480
		123,401,336

CONSUMER STAPLES — 5.6%
BellRing Brands *	324,000	8,660,520
Celsius Holdings *	255,000	11,663,700
elf Beauty *	172,500	13,116,900
Freshpet *	276,000	16,816,680
Marzetti	82,000	13,482,440
Sprouts Farmers Market *	139,000	11,074,130
		74,814,370

FINANCIALS — 21.1%
AMERISAFE	242,000	9,295,220
Baldwin Insurance Group, Cl A *	733,000	17,613,990
BancFirst	112,800	11,959,056
Central BanCo, Cl A	860,345	20,751,521
Commerce Bancshares	195,000	10,206,300
Cullen/Frost Bankers	160,000	20,260,800
First Financial Bankshares	759,000	22,671,330
German American Bancorp	349,500	13,693,410
Hamilton Lane, Cl A	150,000	20,146,500
MarketAxess Holdings	50,765	9,201,156
Palomar Holdings *	157,500	21,224,700
PJT Partners, Cl A	101,000	16,887,200
RLI	283,000	18,106,340

The accompanying notes are an integral part of the financial statements.

1	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
ServisFirst Bancshares	287,500	$20,639,625
Skyward Specialty Insurance Group *	425,000	21,721,750
Stock Yards Bancorp	197,500	12,827,625
StoneX Group *	173,000	16,457,490
		283,664,013

HEALTH CARE — 19.2%
AtriCure *	539,500	21,342,620
Bruker	354,720	16,710,859
Caris Life Sciences *	440,000	11,871,200
Glaukos *	157,000	17,726,870
Globus Medical, Cl A *	337,500	29,467,125
Inspire Medical Systems *	97,500	8,992,425
Merit Medical Systems *	177,000	15,600,780
Penumbra *	79,000	24,561,890
Phreesia *	750,000	12,690,000
PROCEPT BioRobotics *	697,000	21,927,620
Repligen *	169,500	27,774,270
SI-BONE *	535,000	10,550,200
Stevanato Group	393,000	7,907,160
Veracyte *	334,000	14,061,400
Vericel *	477,000	17,176,770
		258,361,189

INDUSTRIALS — 24.8%
AAON	227,000	17,308,750
Brady, Cl A	172,000	13,479,640
CSW Industrials	98,500	28,912,705
Enerpac Tool Group, Cl A	566,000	21,643,840
Esab	253,000	28,265,160
JBT Marel	150,500	22,675,835
Kadant	87,000	24,796,740
Modine Manufacturing *	112,000	14,953,120
MSA Safety	178,000	28,504,920
RB Global	224,000	23,042,880
RBC Bearings *	39,000	17,488,770

The accompanying notes are an integral part of the financial statements.

2	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Simpson Manufacturing	150,000	$24,220,500
SPX Technologies *	120,000	24,007,200
Standex International	111,000	24,118,080
Transcat *	108,000	6,126,840
Watts Water Technologies, Cl A	52,000	14,353,040
		333,898,020

INFORMATION TECHNOLOGY — 16.1%
Alkami Technology *	959,000	22,124,130
Braze, Cl A *	763,500	26,180,415
Commvault Systems *	191,000	23,943,760
Gitlab, Cl A *	595,000	22,330,350
Novanta *	225,500	26,832,245
Nutanix, Cl A *	485,000	25,069,650
Onestream, Cl A *	995,000	18,288,100
Pure Storage, Cl A *	170,000	11,391,700
Ralliant	234,445	11,935,595
SentinelOne, Cl A *	1,470,000	22,050,000
Vertex, Cl A *	328,830	6,566,735
		216,712,680

MATERIALS — 1.0%
Sensient Technologies	149,000	13,998,550

TOTAL COMMON STOCK
(Cost $1,145,219,198)		1,304,850,158

SHORT-TERM INVESTMENTS — 1.7%

Fidelity Investments - Money Market Treasury Only, Cl I, 3.660%	20,000,000	20,000,000

The accompanying notes are an integral part of the financial statements.

3	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND
DECEMBER 31, 2025

SHORT-TERM INVESTMENTS — continued

	Shares	Value
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 3.610%	2,716,323	$2,716,323

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,716,323)		22,716,323

TOTAL INVESTMENTS — 98.7%
(Cost $1,167,935,521)		$1,327,566,481

Percentages are based on Net Assets of $1,345,567,208.

*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of December 31, 2025.

Cl — Class

As of December 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

4	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
DECEMBER 31, 2025

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%

	Shares	Value
COMMUNICATION SERVICES — 0.6%
Trade Desk, Cl A *	512,000	$19,435,520

CONSUMER DISCRETIONARY — 8.8%
Cava Group *	575,000	33,746,750
Chewy, Cl A *	1,195,000	39,494,750
Domino's Pizza	134,000	55,853,880
Floor & Decor Holdings, Cl A *	563,000	34,281,070
Planet Fitness, Cl A *	140,000	15,185,800
Wingstop	203,000	48,413,470
Wyndham Hotels & Resorts	512,000	38,686,720
		265,662,440

CONSUMER STAPLES — 5.8%
elf Beauty *	356,500	27,108,260
Freshpet *	488,000	29,733,840
Maplebear *	585,000	26,313,300
McCormick	733,000	49,924,630
Monster Beverage *	209,000	16,024,030
Sprouts Farmers Market *	305,000	24,299,350
		173,403,410

FINANCIALS — 19.0%
Arch Capital Group *	555,000	53,235,600
Baldwin Insurance Group, Cl A *	849,000	20,401,470
Brown & Brown	460,000	36,662,000
Commerce Bancshares	285,000	14,916,900
Cullen/Frost Bankers	349,000	44,193,870
FactSet Research Systems	149,000	43,238,310
Hamilton Lane, Cl A	325,000	43,650,750
Houlihan Lokey, Cl A	193,000	33,618,670
Kinsale Capital Group	102,500	40,089,800
MSCI, Cl A	104,000	59,667,920
Ryan Specialty Holdings, Cl A	1,078,500	55,682,955
ServisFirst Bancshares	399,000	28,644,210
Toast, Cl A *	1,250,000	44,387,500

The accompanying notes are an integral part of the financial statements.

5	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
Tradeweb Markets, Cl A	511,000	$54,952,940
		573,342,895

HEALTH CARE — 19.9%
Agilent Technologies	343,500	46,740,045
Bio-Techne	604,000	35,521,240
Cooper *	750,000	61,470,000
Edwards Lifesciences *	730,000	62,232,500
Exact Sciences *	508,500	51,643,260
Mettler-Toledo International *	42,500	59,253,075
Penumbra *	185,000	57,518,350
Repligen *	274,000	44,897,640
STERIS PLC	140,000	35,492,800
Veeva Systems, Cl A *	170,000	37,949,100
Waters *	133,000	50,517,390
West Pharmaceutical Services	200,000	55,028,000
		598,263,400

INDUSTRIALS — 24.9%
AAON	468,000	35,685,000
AMETEK	265,000	54,407,150
Axon Enterprise *	76,000	43,162,680
Carlisle	140,000	44,780,400
Esab	414,000	46,252,080
Fastenal	1,144,500	45,928,785
Fortive	743,000	41,021,030
Graco	368,000	30,164,960
IDEX	347,500	61,834,150
Karman Holdings *	203,210	14,868,875
Lincoln Electric Holdings	171,000	40,978,440
MSA Safety	288,000	46,120,320
Nordson	201,000	48,326,430
nVent Electric PLC	158,000	16,111,260
Veralto	460,000	45,898,800
Waste Connections	171,000	29,986,560
WW Grainger	55,000	55,497,750

The accompanying notes are an integral part of the financial statements.

6	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Value
INDUSTRIALS — continued
Xylem	358,500	$48,820,530
		749,845,200

INFORMATION TECHNOLOGY — 19.8%
Akamai Technologies *	454,000	39,611,500
Autodesk *	114,500	33,893,145
Confluent, Cl A *	1,733,000	52,405,920
Datadog, Cl A *	213,500	29,033,865
Gitlab, Cl A *	1,205,000	45,223,650
MongoDB, Cl A *	112,500	47,215,125
Nutanix, Cl A *	1,050,000	54,274,500
Okta, Cl A *	632,000	54,649,040
Palo Alto Networks *	184,000	33,892,800
Procore Technologies *	677,000	49,244,980
Pure Storage, Cl A *	465,000	31,159,650
Synopsys *	114,500	53,782,940
Workday, Cl A *	194,500	41,774,710
Zscaler *	142,000	31,938,640
		598,100,465

TOTAL COMMON STOCK
(Cost $2,391,559,104)		2,978,053,330

SHORT-TERM INVESTMENTS — 0.9%

Fidelity Investments - Money Market Treasury Only, Cl I, 3.660%	20,000,000	20,000,000
Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 3.610%	6,440,937	6,440,937

TOTAL SHORT-TERM INVESTMENTS
(Cost $26,440,937)		26,440,937

TOTAL INVESTMENTS — 99.7%
(Cost $2,418,000,041)		$3,004,494,267

Percentages are based on Net Assets of $3,012,501,468.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

7	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND
DECEMBER 31, 2025

**	Rate reported is the 7-day effective yield as of December 31, 2025.

Cl — Class

PLC — Public Limited Company

As of December 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

8	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
DECEMBER 31, 2025

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%#

	Shares	Value
CONSUMER DISCRETIONARY — 5.2%
Domino's Pizza	190	$79,196
Wingstop	520	124,015
		203,211

CONSUMER STAPLES — 1.3%
elf Beauty *	655	49,806

FINANCIALS — 12.8%
MSCI, Cl A	355	203,674
Ryan Specialty Holdings, Cl A	3,530	182,254
Tradeweb Markets, Cl A	1,120	120,445
		506,373

HEALTH CARE — 13.1%
Mettler-Toledo International *	155	216,100
Veeva Systems, Cl A *	835	186,397
Waters *	300	113,949
		516,446

INDUSTRIALS — 36.0%
AMETEK	725	148,850
Axon Enterprise *	110	62,472
Carlisle	250	79,965
Esab	1,660	185,455
Fastenal	4,350	174,565
Fortive	3,180	175,568
IDEX	1,250	222,425
Nordson	900	216,387
Veralto	1,555	155,158
		1,420,845

INFORMATION TECHNOLOGY — 29.5%
Autodesk *	380	112,484
Datadog, Cl A *	610	82,954
MongoDB, Cl A *	270	113,316
Nutanix, Cl A *	2,125	109,841

The accompanying notes are an integral part of the financial statements.

9	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND
DECEMBER 31, 2025

COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Okta, Cl A *	2,400	$207,528
Pure Storage, Cl A *	1,225	82,087
ServiceNow *	625	95,744
Synopsys *	345	162,054
Workday, Cl A *	245	52,621
Zscaler *	650	146,198
		1,164,827

TOTAL COMMON STOCK
(Cost $3,635,966)		3,861,508

SHORT-TERM INVESTMENT — 2.0%
Fidelity Investments - Money Market Treasury Only, Cl I, 3.660%	79,083	79,083

TOTAL CASH EQUIVALENT
(Cost $79,083)		79,083

TOTAL INVESTMENTS — 99.9%
(Cost $3,715,049)		$3,940,591

Percentages are based on Net Assets of $3,945,543.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.
**	Rate reported is the 7-day effective yield as of December 31, 2025.

Cl — Class

As of December 31, 2025, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

10	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
Assets:
Investments, at value (Cost $1,167,935,521, $2,418,000,041 and $3,715,049, respectively)	$1,327,566,481	$3,004,494,267	$3,940,591
Receivable for Investment Securities Sold	24,415,139	19,029,698	-
Receivable for Capital Shares Sold	5,773,140	3,046,134	-
Receivable for Dividends	498,107	1,161,249	1,698
Reclaim Receivable	22,529	53,756	-
Receivable from Adviser	-	-	1,603
Prepaid Expenses	28,066	32,024	10,367
Total Assets	1,358,303,462	3,027,817,128	3,954,259
Liabilities:
Payable for Capital Shares Redeemed	7,240,780	11,578,983	-
Payable for Investment Securities Purchased	3,647,855	132,692	-
Payable for Reflow Fees	263,663	448,461	-
Payable due to Distributor - Advisor Shares	122,973	50,646	-
Due to Custodian	-	-	1,241
Payable due to Investment Adviser	1,009,390	1,924,458	-
Payable due to Transfer Agent	275,730	792,821	5,085
Payable due to Administrator	76,764	168,970	213
Chief Compliance Officer Fees Payable	1,350	2,916	-
Payable due to Trustees	887	1,916	2
Other Accrued Expenses	96,862	213,797	2,175
Total Liabilities	12,736,254	15,315,660	8,716
Commitments and Contingencies‡
Net Assets	$1,345,567,208	$3,012,501,468	$3,945,543
NET ASSETS CONSIST OF:
Paid-in Capital	$1,227,023,184	$2,388,983,190	$3,516,709
Total Distributable Earnings	118,544,024	623,518,278	428,834
Net Assets	$1,345,567,208	$3,012,501,468	$3,945,543
ADVISOR SHARES:
Net Assets	$295,467,675	$130,886,982	N/A
Shares Issued and Outstanding
(unlimited authorization - no par value)	17,537,098	6,663,420	N/A
Net Asset Value, Offering and Redemption Price Per Share	$16.85	$19.64	N/A
INSTITUTIONAL SHARES:
Net Assets	$1,050,099,533	$2,881,614,486	$3,945,543
Shares Issued and Outstanding
(unlimited authorization - no par value)	60,009,788	139,035,067	332,778
Net Asset Value, Offering and Redemption Price Per Share	$17.50	$20.73	$11.86

Amounts designated as "—" are $0.

N/A - Not Applicable

‡	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

11	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
FOR THE YEAR ENDED
DECEMBER 31, 2025

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Strategic Focus Fund
Investment Income
Dividends	$11,322,361	$28,644,955	$20,497
Less: Foreign Taxes Withheld	(47,735)	–	–
Total Investment Income	11,274,626	28,644,955	20,497

Expenses
Investment Advisory Fees	13,951,573	27,519,190	30,794
Administration Fees	1,059,937	2,410,871	1,715
Distribution Fees — Advisor Shares	846,013	409,006	–
Trustees' Fees	17,455	40,647	33
Chief Compliance Officer Fees	5,569	12,642	14
Transfer Agent Fees	1,347,915	2,531,003	30,885
Reflow Fees	263,663	448,461	–
Custodian Fees	77,113	175,046	2,369
Printing Fees	73,468	175,219	–
Registration Fees	52,017	68,838	22,543
Professional Fees	46,060	98,975	124
Line of Credit	2,063	1,680	–
Insurance and Other Expenses	21,413	78,599	550
Total Expenses	17,764,259	33,970,177	89,027
Less: Advisory Fees Waived	–	–	(30,794)
Less: Reimbursement from Adviser	–	–	(24,581)
Less: Fees Paid Indirectly	(13,795)	(101,229)	(943)
Net Expenses	17,750,464	33,868,948	32,709
Net Investment (Loss)	(6,475,838)	(5,223,993)	(12,212)
Net Realized Gain (Loss)
Investments	168,760,039	487,849,046	210,170
Redemptions In-Kind	67,518,733	131,500,569	–
Net Realized Gain	236,278,772	619,349,615	210,170
Net Change in Unrealized Appreciation (Depreciation) on Investments	(330,884,579)	(556,842,393)	19,696
Net Realized and Unrealized Gain (Loss)	(94,605,807)	62,507,222	229,866
Net Increase (Decrease) in Net Assets Resulting from Operations	$(101,081,645)	$57,283,229	$217,654

Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

12	CHAMPLAIN INVESTMENT PARTNERS

CHAMPLAIN
THE ADVISORS’ INNER CIRCLE FUND II	SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2025		Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(6,475,838)		$(8,206,342)
Net Realized Gain (Loss)	236,278,772		327,400,246
Net Change in Unrealized Appreciation (Depreciation)	(330,884,579)		(25,364,068)
Net Increase (Decrease) in Net Assets Resulting from Operations	(101,081,645)		293,829,836
Distributions:
Advisor Shares	(56,349,946)		(29,529,708)
Institutional Shares	(202,468,124)		(125,622,223)
Total Distributions	(258,818,070)		(155,151,931)
Capital Share Transactions:(1)
Advisor Shares:
Issued	31,062,635		20,066,156
Reinvestment of Distributions	55,612,433		29,182,831
Redeemed	(84,941,650	)(2)	(61,140,729)
Increase (Decrease) from Advisor Shares Capital Share Transactions	1,733,418		(11,891,742)
Institutional Shares:
Issued	424,363,177		185,028,636
Reinvestment of Distributions	199,560,657		122,923,620
Redeemed	(925,279,186	)(2)	(876,923,239)
Decrease from Institutional Shares Capital Share Transactions	(301,355,352)		(568,970,983)
Net (Decrease) in Net Assets from Capital Share Transactions	(299,621,934)		(580,862,725)
Total (Decrease) in Net Assets	(659,521,649)		(442,184,820)
Net Assets:
Beginning of Year	2,005,088,857		2,447,273,677
End of Year	$1,345,567,208		$2,005,088,857

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Includes redemption in-kind transactions. See additional information contained in Note 13.

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2025		Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(5,223,993)		$170,889
Net Realized Gain (Loss)	619,349,615		520,968,987
Net Change in Unrealized Appreciation (Depreciation)	(556,842,393)		(187,358,704)
Net Increase in Net Assets Resulting from Operations	57,283,229		333,781,172
Distributions:
Advisor Shares	(21,342,013)		(13,907,190)
Institutional Shares	(446,013,329)		(326,372,115)
Total Distributions	(467,355,342)		(340,279,305)
Capital Share Transactions:(1)
Advisor Shares:
Issued	21,695,170		28,389,693
Reinvestment of Distributions	20,531,032		13,501,422
Redeemed	(83,791,642	)(2)	(79,205,568)
Decrease from Advisor Shares Capital Share Transactions	(41,565,440)		(37,314,453)
Institutional Shares:
Issued	693,129,995		847,678,053
Reinvestment of Distributions	374,556,433		249,675,778
Redeemed	(2,447,058,014	)(2)	(1,781,310,610)
Decrease from Institutional Shares Capital Share Transactions	(1,379,371,586)		(683,956,779)
Net (Decrease) in Net Assets from Capital Share Transactions	(1,420,937,026)		(721,271,232)
Total (Decrease) in Net Assets	(1,831,009,139)		(727,769,365)
Net Assets:
Beginning of Year	4,843,510,607		5,571,279,972
End of Year	$3,012,501,468		$4,843,510,607

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Includes redemption in-kind transactions. See additional information contained in Note 13.

Amounts designated as "—" are $0.

The accompanying notes are an integral part of the financial statements.

14	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net Investment Income (Loss)	$(12,212)	$(9,299)
Net Realized Gain (Loss)	210,170	168,113
Net Change in Unrealized Appreciation (Depreciation)	19,696	(62,270)
Net Increase in Net Assets Resulting from Operations	217,654	96,544
Distributions:
Institutional Shares	(50,562)	(125,541)
Total Distributions	(50,562)	(125,541)
Capital Share Transactions:(1)
Institutional Shares:
Issued	704,022	690,707
Reinvestment of Distributions	50,562	125,541
Redeemed	(108,350)	(36,893)
Increase from Institutional Shares Capital Share Transactions	646,234	779,355
Net Increase in Net Assets from Capital Share Transactions	646,234	779,355
Total Increase in Net Assets	813,326	750,358
Net Assets:
Beginning of Year	3,132,217	2,381,859
End of Year	$3,945,543	$3,132,217

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$21.85	$20.81	$19.44	$24.64	$22.93
Income (Loss) from Operations:
Net Investment Loss(1)	(0.12)	(0.12)	(0.09)	(0.11)	(0.18)
Net Realized and Unrealized Gain (Loss)	(1.03)	2.99	2.79	(5.02)	2.99
Total from Operations	(1.15)	2.87	2.70	(5.13)	2.81
Dividends and Distributions from:
Net Investment Income	–	–	–	–	–
Net Realized Gains	(3.85)	(1.83)	(1.33)	(0.07)	(1.10)
Return of Capital	–	–	–	– ^	–
Total Dividends and Distributions	(3.85)	(1.83)	(1.33)	(0.07)	(1.10)
Net Asset Value, End of Year	$16.85	$21.85	$20.81	$19.44	$24.64
Total Return †	(5.53)%	13.72%	14.00%	(20.82)%	12.42%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$295,468	$369,129	$362,889	$354,487	$480,911
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.24%	1.24%	1.26%	1.27%	1.26%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.24%	1.24%	1.26%	1.27%	1.26%
Ratio of Net Investment Loss to Average Net Assets	(0.57)%	(0.56)%	(0.46)%	(0.53)%	(0.71)%
Portfolio Turnover Rate §	51%	44%	41%	24%	22%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

^	Amount represents less than $0.005.

§	Portfolio turnover rate excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(1)	Per share amounts calculated using average shares method.

Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$22.48	$21.31	$19.83	$25.07	$23.25
Income (Loss) from Operations:
Net Investment Loss(1)	(0.07)	(0.07)	(0.04)	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss)	(1.06)	3.07	2.85	(5.11)	3.03
Total from Operations	(1.13)	3.00	2.81	(5.17)	2.92
Dividends and Distributions from:
Net Investment Income	–	–	–	–	–
Net Realized Gains	(3.85)	(1.83)	(1.33)	(0.07)	(1.10)
Return of Capital	–	–	–	– ^	–
Total Dividends and Distributions	(3.85)	(1.83)	(1.33)	(0.07)	(1.10)
Net Asset Value, End of Year	$17.50	$22.48	$21.31	$19.83	$25.07
Total Return †	(5.28)%	14.01%	14.28%	(20.62)%	12.72%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,050,100	$1,635,959	$2,084,385	$2,177,932	$3,443,514
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.99%	0.99%	1.01%	1.02%	1.01%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.99%	0.99%	1.01%	1.02%	1.01%
Ratio of Net Investment Loss to Average Net Assets	(0.33)%	(0.32)%	(0.22)%	(0.28)%	(0.45)%
Portfolio Turnover Rate §	51%	44%	41%	24%	22%

†	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

^	Amount represents less than $0.005.

§	Portfolio turnover rate excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(1)	Per share amounts calculated using average shares method.

Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$22.88	$23.23	$20.20		$27.88	$24.76

Income (Loss) from Operations:
Net Investment Loss(1)	(0.08)	(0.06)	(0.05	)(2)	(0.07)	(0.12)
Net Realized and Unrealized Gain (Loss)	0.41	1.46	3.15		(7.32)	6.09
Total from Operations	0.33	1.40	3.10		(7.39)	5.97
Dividends and Distributions from:
Net Investment Income	–	–	–		–	–
Net Realized Gains	(3.57)	(1.75)	(0.07)		(0.29)	(2.85)
Total Dividends and Distributions	(3.57)	(1.75)	(0.07)		(0.29)	(2.85)
Net Asset Value, End of Year	$19.64	$22.88	$23.23		$20.20	$27.88
Total Return †	1.42%	5.96%	15.35%		(26.51)%	24.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$130,887	$191,883	$230,132		$226,276	$353,725
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.11%	1.09%	1.09%		1.10%	1.09%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.11%	1.09%	1.09%		1.10%	1.09%
Ratio of Net Investment Loss to Average Net Assets	(0.37)%	(0.23)%	(0.21)%		(0.31)%	(0.44)%
Portfolio Turnover Rate §	44%	41%	29%		25%	32%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover rate excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(1)	Per share amounts calculated using average shares method.

(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for that period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

		Institutional Shares

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Asset Value, Beginning of Year	$23.89	$24.13	$20.93	$28.79	$25.43

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.03)	–	0.01	(0.01)	(0.05)
Net Realized and Unrealized Gain (Loss)	0.44	1.51	3.27	(7.56)	6.26
Total from Operations	0.41	1.51	3.28	(7.57)	6.21
Dividends and Distributions from:
Net Investment Income	–	–	(0.01)	–	–
Net Realized Gains	(3.57)	(1.75)	(0.07)	(0.29)	(2.85)
Total Dividends and Distributions	(3.57)	(1.75)	(0.08)	(0.29)	(2.85)
Net Asset Value, End of Year	$20.73	$23.89	$24.13	$20.93	$28.79
Total Return †	1.70%	6.19%	15.66%	(26.30)%	24.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,881,614	$4,651,628	$5,341,148	$5,087,884	$7,082,857
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.86%	0.84%	0.84%	0.85%	0.84%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.86%	0.84%	0.84%	0.85%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.12)%	0.01%	0.04%	(0.06)%	(0.19)%
Portfolio Turnover Rate §	44%	41%	29%	25%	32%

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

§	Portfolio turnover rate excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(1)	Per share amounts calculated using average shares method.

Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN STRATEGIC FOCUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year/Period

	Institutional Shares

	Year Ended December 31, 2025	Year Ended December 31, 2024	Period Ended December 31, 2023(1)
Net Asset Value, Beginning of Year/Period	$11.36	$11.35	$10.00

Income (Loss) from Operations:
Net Investment Loss(2)	(0.04)	(0.04)	–
Net Realized and Unrealized Gain	0.69	0.54	1.35
Total from Operations	0.65	0.50	1.35
Dividends and Distributions from:
Net Investment Income	–	–	–
Net Realized Gains	(0.15)	(0.49)	–
Total Dividends and Distributions	(0.15)	(0.49)	–
Net Asset Value, End of Year/Period	$11.86	$11.36	$11.35
Total Return †	5.74%	4.40%	13.50	%**

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,946	$3,132	$2,382
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.85%	0.85%	0.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.29%	5.43%	8.82	%*
Ratio of Net Investment Loss to Average Net Assets	(0.32)%	(0.35)%	(0.11	)%*
Portfolio Turnover Rate	55%	30%	6	%**

*	Annualized.

**	Total return and Portfolio turnover for the period indicated and has not been annualized.

†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Institutional Shares commenced operations on October 16, 2023.

(2)	Per share amounts calculated using average shares method.

Amounts designated as "—" are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty four funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”), and Champlain Strategic Focus Fund (the “Strategic Focus Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion, and the Strategic Focus Fund primarily in securities of medium – to large-sized companies. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and Institutional Shares. The Small Company Fund, Mid Cap Fund, and Strategic Focus Fund, commenced operations on August 31, 2016, January 3, 2011, and October 16, 2023, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are an investment company and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

21	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Champlain Investment Partners, LLC (the “Adviser”) as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

22	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2025, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2025, the Funds did not incur any interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund or its agent files withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statements of Operations, if applicable, once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

23	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

Segment Reporting — The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of this new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The management of the Funds’ Adviser acts as the Funds’ CODM. The Funds represent a single operating segment, as the CODM monitors the operating results of each Fund as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the Funds’ single investment objective which is executed by the Funds’ portfolio manager. The financial information in the form of the Funds’ schedule of investments, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Funds’ comparative benchmarks and to make resource allocation decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statements of Operations.

3.	TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

24	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2025, the Small Company Fund, Mid Cap Fund and Strategic Focus Fund were charged $1,059,937, $2,410,871, and $1,715 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

SS&C Global Investor & Distribution Solutions, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended December 31, 2025, the Small Company Fund, Mid Cap Fund and the Strategic Focus Fund earned credits of $13,795, $101,229 and $943, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

The Adviser serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Strategic Focus Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, Strategic Focus Fund Advisor Shares, and Strategic Focus Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95%, 1.10%, and 0.85% of the Funds’ respective average daily net assets through April 30, 2026, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. As of December 31, 2025, the Funds did not recapture previously waived fees.

25	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS DECEMBER 31, 2025

As of December 31, 2025, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Subject to Repayment until December 31:	Strategic Focus Fund
2026	$35,660
2027	106,252
2028	55,375
$197,287

6. SHARE TRANSACTIONS:

The following table summarizes each Fund’s share transactions for the year, including shares issued, reinvested, and redeemed.

Small Company Fund	Year Ended December 31, 2025		Year Ended December 31, 2024
Advisor Shares
Issued	1,575,764		941,599
Reinvestment of Distributions	3,254,092		1,325,890
Redeemed	(4,189,006	)*	(2,808,853)
Net Advisor Shares Capital Share Transactions	640,850		(541,364)
Institutional Shares
Issued	20,207,242		8,508,328
Reinvestment of Distributions	11,242,854		5,427,091
Redeemed	(44,217,054	)*	(38,956,202)
Net Institutional Shares Capital Share Transactions	(12,766,958)		(25,020,783)
Net Decrease in Shares Outstanding	(12,126,108)		(25,562,147)

26	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

Mid Cap Fund	Year Ended December 31, 2025	Year Ended December 31, 2024
Advisor Shares
Issued	956,327	1,181,395
Reinvestment of Distributions	1,043,244	584,477
Redeemed	(3,721,106)*	(3,285,781)
Net Advisor Shares Capital Share Transactions	(1,721,535)	(1,519,909)
Institutional Shares
Issued	29,617,209	34,023,008
Reinvestment of Distributions	18,042,217	10,351,417
Redeemed	(103,307,786)*	(71,071,632)
Net Institutional Shares Capital Share Transactions	(55,648,360)	(26,697,207)
Net Decrease in Shares Outstanding	(57,369,895)	(28,217,116)

Strategic Focus Fund	Year Ended December 31, 2025	Year Ended December 31, 2024
Institutional Shares
Issued	62,003	57,928
Reinvestment of Distributions	4,245	10,945
Redeemed	(9,097)	(3,182)
Net Institutional Shares Capital Share Transactions	57,151	65,691
Net Increase in Shares Outstanding	57,151	65,691

*	Sold and redeemed amounts include activity in connection with the ReFlow liquidity program (See Note 13 in the Notes to Financial Statements).

7. INVESTMENT TRANSACTIONS:

For the year ended December 31, 2025, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$847,098,266	$1,349,,441,620
Mid Cap Fund	1,670,114,760	3,289.355,238
Strategic Focus Fund	2,601,579	2,045,611

27	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

For the year ended December 31, 2025, in-kind transactions associated with purchases and sales were:

	Purchases	Sales	Realized Gain/ (Loss)
Small Company Fund	$118,103,427	$149,783,348	$67,518,773
Mid Cap Fund	-	258,443,200	131,500,569

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of net investment losses offset to short term gains, deemed distributions due to shareholder redemptions, tax treatment of gains/(losses) from securities redeemed in-kind, net operating loss, and distribution reclassifications. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2025 is primarily related to deemed distribution due to Shareholder redemptions and, tax treatment of gains/(losses) from securities redeemed in-kind and net operating losses:

	Increase (Decrease) Distributable Earnings (Loss)	Increase (Decrease) Paid-in Capital
Small Company Fund	$(97,598,788)	$97,598,788
Mid Cap Fund	(235,340,944)	235,340,944
Strategic Focus Fund	6,074	(6,074)

These reclassifications had no impact on net assets or net asset value per share.

28	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

The tax character of dividends and distributions declared during the fiscal years ended December 31, 2025, and December 31, 2024 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2025	$56,316,185	$202,501,885	$–	$258,818,070
2024	10,378,538	144,773,393	–	155,151,931
Mid Cap Fund
2025	7,964,410	459,390,932	–	467,355,342
2024	24,304,618	315,974,687	–	340,279,305
Strategic Focus Fund
2025	4,155	46,407	–	50,562
2024	70,197	55,344	–	125,541

As of December 31, 2025, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Strategic Focus Fund
Undistributed Ordinary Income	$–	$59,754,686	$–
Undistributed Long-Term Capital Gain	–	–	204,213
Post-October losses	(20,918,348)	–	–
Unrealized Appreciation	139,462,363	563,763,594	224,621
Other Temporary Differences	9	(2)	–
Total Distributable Earnings	$118,544,024	$623,518,278	$428,834

Post-October losses represent losses realized on investment transactions from November 1, 2025 through December 31, 2025 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at December 31, 2025 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2025:

29	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,188,104,118	$245,043,254	$(105,580,891)	$139,462,363
Mid Cap Fund	2,440,730,673	692,660,166	(128,896,572)	563,763,594
Strategic Focus Fund	3,715,970	324,659	(100,038)	224,621

The Funds did not pay any federal or state and local income taxes. Certain Funds paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Cash paid for income taxes, net of refunds received, were as follows:

Champlain Small Company Fund
Income Taxes by Foreign Jurisdiction:
Canada	$46,980
Other*	756
Total Income Taxes Paid, Net of Refunds	$47,736

*	Represents foreign jurisdictions where taxes paid, net of refunds received, were less than 5% of the total income taxes paid by the Fund.

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

30	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund & Strategic Focus Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Strategic Focus Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Strategic Focus Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, the growth rates of investments in these large-sized companies may lag the growth rates of well-managed smaller companies during strong economic periods.

GROWTH INVESTMENT STYLE RISK (Strategic Focus Fund) – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

NON-DIVERSIFICATION RISK (Strategic Focus Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

31	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

10. CONCENTRATION OF SHAREHOLDERS:

At December 31, 2025, 88% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders; 47% of the total shares outstanding of the Small Company Fund Institutional Shares were held by three shareholders; 72% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 48% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders; 84% of the total shares outstanding of Strategic Focus Fund Institutional Shares were held by three shareholders.

11. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund have entered into an umbrella loan agreement with the Custodian which enables the Funds to participate in a single $250 million uncommitted, senior secured line of credit, with an expiration date of March 10, 2026. During the year ended December 31, 2025, the Strategic Focus Fund did not participate in any borrowing.

The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. These fees are included as “Line of Credit” on the Statements of Operations. On December 17, 2025, the Small Company Fund borrowed an average of $11,000,000 at an interest rate of 6.75% and Mid Cap Fund borrowed $8,962,000 at an interest rate of 6.75%. As of the year ended December 31, 2025, there were no borrowings outstanding.

13. REFLOW LIQUIDITY PROGRAM

The Funds may participate in the ReFlow Redemption Service. The ReFlow Redemption Service provides participating funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed from the fund, subject to certain limitations. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently at 7 days), or at other times at ReFlow's discretion. In the event a Fund uses the ReFlow Redemption Service, the Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by multiplying the value of shares ReFlow purchases by a rate determined through an automated daily auction. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow's purchases of a Fund's shares through the liquidity program are made on an investment-blind basis without regard to a Fund's objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow fees that were incurred by the Funds during the year ended December 31, 2025 are recorded within the Statement of Operations, if applicable.

32	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

ReFlow activity during the year ended December 31, 2025 was as follows:

Fund	Date Range	Value of Cash and Securities Sold	Shares Sold
Small Company Fund	11/4/2025 – 12/31/2025	$164,317,827	7,991,488
Mid Cap Fund	11/4/2025 – 12/31/2025	276,200,667	11,838,974

14. RECENT ACCOUNTING PRONOUNCEMENT:

The Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of this standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

15. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

33	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund and the Board of Trustees of The Advisors’ Inner Circle Fund II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Strategic Focus Fund (collectively referred to as the “Funds”), (three of the funds constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of December 31, 2025, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund II) at December 31, 2025, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors' Inner Circle Fund II	Statements of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025	For each of the five years in the period ended December 31, 2025
Champlain Strategic Focus Fund	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025	For each of the two years in the period ended December 31, 2025 and for the period from October 16, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

34	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain Investment Partners, LLC investment companies since 2005.

Philadelphia, Pennsylvania

February 27, 2026

35	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2025 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2025 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2025, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Small Company Fund	0.00%	78.56%	19.40%	97.96%	27.06%	28.03%	0.00%	100.00%
Mid Cap Fund	0.00%	98.62%	1.38%	100.00%	97.27%	100.00%	0.00%	100.00%
Strategic Focus Fund	0.00%	91.78%	8.22%	100.00%	14.67%	18.81%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the period ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.

36	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

OTHER INFORMATION (Form N-CSR ITEM 8-11) (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid by the company during the period covered by the report to the Trustees on the company’s Board of Trustees is disclosed within the Statement of Operations of the financial statements (Item 7).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Champlain Mid Cap Fund

Champlain Small Company Fund

Champlain Strategic Focus Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18–19, 2025 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

37	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations ,that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

38	CHAMPLAIN INVESTMENT PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
DECEMBER 31, 2025

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

39	CHAMPLAIN INVESTMENT PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-3100

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included under Item 7.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a)         The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b)         There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		The Advisors’ Inner Circle Fund II

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer

Date:	March 6, 2026

By	(Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer

Date:	March 6, 2026